UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Commerce Way East Aurora, New York	14052

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 805-1599
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 5, 2011, Astronics Corporation held its 2011 Annual Meeting of Shareholders (“Annual Meeting”) for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following:
1.	To elect the Board of Directors;

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year;

3.	To take action and vote upon the adoption of the Astronics Corporation 2011 Employee Stock Option Plan;

4.	To conduct a non-binding shareholder advisory vote on the compensation of our named executive officers;

5.	To conduct a non-binding shareholder advisory vote on the frequency of our shareholder vote with respect to the compensation of our named executive officers;

6.	To consider and vote upon a shareholder proposal recommending the Board of Directors take action to convert all Class B shares (currently 10 votes per share) to Common shares (currently one vote per share)
The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:
1)	The nominees to the Board of Directors were elected based on the following shares voted:

	For	Withheld
Raymond W. Boushie	19,227,601	1,716,540
Robert T. Brady	17,211,923	3,732,218
John B. Drenning	17,572,908	3,371,233
Peter J. Gundermann	18,695,780	2,248,361
Kevin T. Keane	17,619,581	3,324,560
Robert J. McKenna	18,590,671	2,353,470
2)	Ratification of Ernst & Young LLP as independent registered accounting firm for fiscal year 2011. A total of 24,551,038 votes were cast for the proposal, 150,599 votes were cast against it and 751,251 votes abstained. There were no broker non-votes. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

3)	The shareholder vote to take action to adopt the Astronics Corporation 2011 Employee Stock Option Plan was passed. A total of 18,946,676 votes were cast for the proposal, 1,741,845 votes were cast against it, 255,620 votes abstained and there were 4,508,747 broker non-votes. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

4)	The non-binding shareholder advisory vote on the compensation of our named executive officers was passed. A total of 19,528,355 votes were cast for the proposal, 1,001,496 votes were cast against it, 414,290 votes abstained and there were 4,508,747 broker non-votes. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy.

5)	The non-binding shareholder advisory vote on the frequency of our shareholder vote with respect to the compensation of our named executive officers was passed at three years. The votes were as follows:

3 Year	2 Year	1 Year	Abstain	Broker Non-Votes
16,088,188	397,533	4,311,297	147,113	4,508,757
The Company’s Board of Directors considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes on executive compensation every three years until the next shareholder vote on the frequency of these votes.

6)	A shareholder proposal recommending the Board of Directors takes action to convert all of the Corporation’s shares of Class B Stock to shares of Common Stock. The proposal was defeated. A total of 4,454,961 votes were cast for the proposal, 15,756,558 votes were cast against it, 732,622 votes abstained and there were 4,508,747 broker non-votes. The affirmative votes constituted less than a majority of the votes represented at the meeting, the number needed to approve the proposal.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation
Dated: May 10, 2011	By:	/s/ David C. Burney
	Name:	David C. Burney
Vice President and Chief Financial Officer